Exhibit 32.1

                           CERTIFICATION PURSUANT TO

                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott W. Hartman, Chief Executive Officer of WQN, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     1. the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   November 14, 2005


/s/ Scott W. Hartman
---------------------------
Scott W. Hartman
Chief Executive Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.